Securities Act File No. 333-238248

U.S. SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE

SECURITIES ACT OF 1933

☒   Pre-Effective Amendment No. 2 ☐   Post-Effective Amendment No.

(Check appropriate box or boxes)

BNY Mellon INVESTMENT FUNDS V, inc.
(Exact Name of Registrant as Specified in its Charter)

Registrant's Telephone Number, including Area Code: (212) 922-6000

c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Address of Principal Executive Offices)

Jeff Prusnofsky, Esq.
c/o BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, New York 10286
(Name and Address of Agent for Service)

COPY TO:

David Stephens, Esq.
Proskauer Rose LLP
Eleven Times Square
New York, New York 10036

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement is declared effective.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

An indefinite number of Registrant's shares of common stock, par value $0.001 per share, has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. Accordingly, no filing fee is being paid at this time.

BNY MELLON Large Cap GROWTH FUND

c/o BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

1-800-373-9387

www.bnymellonim.com/us

Dear Shareholder:

The Board of Directors for your fund, BNY Mellon Large Cap Growth Fund (the "Fund"), has approved the tax-free reorganization of the Fund into BNY Mellon Large Cap Equity Fund (the "Acquiring Fund"). BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Fund and the Acquiring Fund. The Fund and the Acquiring Fund are each a series of BNY Mellon Investment Funds V, Inc. (the "Company").

Management of BNYM Investment Adviser has reviewed the funds in the BNY Mellon Family of Funds and has concluded that it would be appropriate to consolidate certain funds having similar investment objectives and investment management policies and that would otherwise benefit fund shareholders. As a result of the review, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund. After careful review, the Company's Board of Directors has unanimously approved the reorganization of the Fund.

The reorganization of the Fund is expected to occur on or about July 31, 2020. Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the same class of the Acquiring Fund equal in value to the value of your shares of the same class you held of the Fund. Management of BNYM Investment Adviser believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. The Acquiring Fund and the Fund each normally invest at least 80% of their respective net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. Each fund considers large-cap companies to be those companies with market capitalizations of $5 billion or more at the time of purchase. Each fund has the same primary portfolio managers who use an approach that combines top-down and bottom-up analysis to select stocks for the funds. The contractual management fee payable by the Acquiring Fund is the same as that payable by the Fund. In addition, the Acquiring Fund's Class A, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund and Class C shares of the Acquiring Fund had the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As of March 31, 2020, Class A, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than Class A, Class I and Class Y shares of the Fund, respectively, and Class C shares of the Acquiring Fund continued to have the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements). Management also believes that, as a result of becoming shareholders in a larger combined fund, the reorganization should enable Fund shareholders to benefit from more efficient portfolio management and will eliminate the duplication of resources and costs associated with servicing the funds as separate entities. As a result, management recommended to the Company's Board of Directors that the Fund be consolidated with the Acquiring Fund.

The Company's Board of Directors believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that has a lower total annual expense ratio for Class A, Class I and Class Y shares, and the same total annual expense ratio as Class C shares, of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements). Fees and expenses of Class C of the Acquiring Fund may increase on or after July 1, 2021 if the expense reimbursement arrangement is not extended. In approving the reorganization, the Company's Board of Directors determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization.

The reorganization of the Fund does not require shareholder approval, and you are not being asked to vote. We do, however, ask that you review carefully the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund into the Acquiring Fund.

If you have any questions, please call toll-free at 1-800-373-9387. Thank you.

Sincerely,

Renee LaRoche-Morris
President
BNY Mellon Investment Funds V, Inc.

June 26, 2020

REORGANIZATION OF

BNY MELLON Large Cap GROWTH FUND

WITH AND INTO

BNY MELLON Large Cap EQUITY FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization. However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY BNY MELLON Large Cap GROWTH Fund INVESTMENT WHEN THE REORGANIZATION OCCURS?

You will become a shareholder of BNY Mellon Large Cap Equity Fund (the "Acquiring Fund"), an open-end investment company managed by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), on or about July 31, 2020 (the "Closing Date"), and will no longer be a shareholder of BNY Mellon Large Cap Growth Fund (the "Fund"). You will receive Class A, Class C, Class I or Class Y shares of the Acquiring Fund corresponding to your Class A, Class C, Class I or Class Y shares of the Fund, respectively, with an aggregate net asset value equal to the aggregate net asset value of your investment in the Fund as of the Closing Date. The Fund will then cease operations and will be terminated as a series of BNY Mellon Investment Funds V, Inc. (the "Company").

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Company's Board of Directors (the "Board") believes that the reorganization will permit Fund shareholders to pursue substantially similar investment goals in a larger fund that also is managed by BNYM Investment Adviser. Although the Fund's Class A, Class C, Class I and Class Y shares had a better performance record than the corresponding class of Acquiring Fund shares for the one-, five- and ten-year periods ended December 31, 2019 (see "Summary—Past Performance" in the Prospectus/Information Statement), by combining the Fund with the Acquiring Fund, which has substantially more assets than the Fund, Fund shareholders should benefit from more efficient portfolio management. As of March 31, 2020, the Acquiring Fund had approximately $512 million and the Fund had approximately $60 million in net assets. In addition, the Acquiring Fund's Class A, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund and Class C shares of the Acquiring Fund had the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As of March 31, 2020, Class A, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than Class A, Class I and Class Y shares of the Fund, respectively, and Class C shares of the Acquiring Fund continued to have the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements). Fees and expenses of Class C of the Acquiring Fund may increase on or after July 1, 2021 if the expense reimbursement arrangement is not extended. See "Will the Reorganization Result in a Higher Management Fee or Higher Total Fund Expenses?" below and "Summary—Comparison of the Acquiring Fund and the Fund—Fees and Expenses" in the Prospectus/Information Statement. Management of BNYM Investment Adviser believes that, by combining the Fund with the Acquiring Fund, shareholders of the Fund should benefit from more efficient portfolio management and certain operational efficiencies. The reorganization should enable

BNYM Investment Adviser to more efficiently manage the larger combined fund's portfolio through various measures, including trade orders and executions, and permit the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Information Statement.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Each fund seeks to provide long-term capital appreciation. To pursue this goal, the Acquiring Fund and the Fund each normally invest at least 80% of their respective net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. The Acquiring Fund and the Fund currently consider large-cap companies to be those companies with total market capitalizations of $5 billion or more at the time of purchase. Each fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries. Each fund has the same primary portfolio managers who use an approach that combines top-down and bottom-up analysis to select stocks for the funds.

The Acquiring Fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

•	earnings power unrecognized by market;
•	sustainable revenue and cash flow growth;
•	positive operational and/or financial catalysts;
•	attractive relative value versus history and peers; and
•	strong or improving financial condition.

The Fund's investment philosophy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. Stock selection and sector allocation are both factors in determining the Fund's holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

•	expected earnings growth rate exceeds market and industry trends;
•	potential for positive earnings surprise relative to market expectations;
•	positive operational or financial catalysts;
•	attractive valuation based on growth prospects; and
•	strong financial condition.

The Fund focuses on "growth" stocks. The Fund's benchmark is the Russell 1000® Growth Index. The Acquiring Fund invests in both "growth" and "value" stocks. The Acquiring Fund's benchmark is the S&P 500® Index.

Each fund may use listed equity options to seek to enhance returns and/or mitigate risk. A fund will engage in "covered" option transactions only, where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. Each fund limits investments in options to 20% (based on the notional value of the options) of the fund's total assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets. When a fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations.

Each fund's portfolio managers typically sell a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

Given that the Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, but not identical. Because the Acquiring Fund may invest in a mix of growth and value companies, the Acquiring Fund assumes the risks of both; whereas, the Fund focuses on growth companies. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged.

BNYM Investment Adviser is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments. Thomas Lee and Donald Sauber are the primary portfolio managers for each fund. Messrs. Lee and Sauber are senior analysts at BNY Mellon Wealth Management and are employees of The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, and BNYM Investment Adviser. BNY Mellon Securities Corporation, a wholly-owned subsidiary of BNYM Investment Adviser, distributes the shares of the Acquiring Fund and the Fund. For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

The reorganization will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the reorganization. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a result of the reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryovers) prior to the reorganization, which distribution will be taxable to shareholders. Management currently estimates that portfolio securities representing approximately 35% of the Fund's net assets may be sold by the Fund before consummation of the reorganization, and that the Fund would recognize approximately $3,918,000 in capital gains (approximately $1.16 per share) as a result of the sale of such portfolio securities. The sale of securities may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses, would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $8,500, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. As of December 31, 2019, the Fund's fiscal year end, and as of March 31, 2020, the Fund had no capital loss carryforwards.

WILL I ENJOY THE SAME PRIVILEGES AS A SHAREHOLDER OF THE ACQUIRING FUND THAT I CURRENTLY HAVE AS A SHAREHOLDER OF THE FUND?

Yes. The Acquiring Fund will offer you the same shareholder privileges, such as the Fund Exchanges service, Auto-Exchange Privilege, Wire Redemption and TeleTransfer Privileges, Automatic Asset Builder, Payroll Savings Plan, Government Direct Deposit, Dividend Sweep, Automatic Withdrawal Plan and Express voice-activated account access, that you currently have as a shareholder of the Fund. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144..

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER TOTAL FUND EXPENSES?

No. Each fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.70% of the value of the respective fund's average daily net assets.

In addition, the Acquiring Fund's Class A, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund and Class C shares of the Acquiring Fund had the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As of March 31, 2020, Class A, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than Class A, Class I and Class Y shares of the Fund, respectively, and Class C shares of the Acquiring Fund continued to have the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements). Fees and expenses of Class C of the Acquiring Fund may increase on or after July 1, 2021 if the expense reimbursement arrangement is not extended. As to the Fund and the Acquiring Fund, BNYM Investment Adviser has contractually agreed, until May 1, 2021 and July 1, 2021, respectively, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

WILL I BE CHARGED A SALES CHARGE, REDEMPTION FEE OR contingent deferred sales charge ("CDSC") AT THE TIME OF THE REORGANIZATION?

No. No sales charge, redemption fee or CDSC will be imposed at the time of the reorganization. Any redemption of Class C shares (or Class A shares subject to a CDSC) received in the reorganization will be subject to the same CDSC as the redemption of Class C shares (or Class A shares subject to a CDSC) of the Fund (calculated from the date of original purchase of Fund shares). Any shares of the Acquiring Fund acquired after the reorganization will be subject to any applicable sales charges and CDSCs.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

BNYM Investment Adviser and/or its affiliates, not the Fund or the Acquiring Fund, will pay the expenses directly relating to the reorganization. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the reorganization.

WHY DID THE COMPANY'S BOARD APPROVE THE REORGANIZATION?

After considering the terms and conditions of the reorganization, the investment objectives and investment management policies of, as well as shareholder services offered by, the Fund and the Acquiring Fund, the fees and expenses, including the total annual expense ratios, of the Fund and the Acquiring Fund, BNYM Investment Adviser's contractual expense waiver and reimbursement arrangements for the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Board believes that reorganizing the Fund into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's shareholders will not be diluted as a result of the reorganization. In reaching this conclusion, the Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that had, with respect to its Class A, Class I and Class Y shares, a lower total annual expense ratio than the Fund's Class A, Class I and Class Y shares, respectively, and, with respect to Class C shares of the Acquiring Fund, the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of the fund's most recent fiscal year end. By combining the Fund with the Acquiring Fund, shareholders of the Fund also should benefit from more efficient portfolio management.

WHY IS NO SHAREHOLDER ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the Investment Company Act of 1940, as amended, in accordance with the Company's Charter, and applicable Maryland state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of shareholders of either fund.

Reorganization of

BNY MELLON large cap growth Fund

(A Series of BNY Mellon Investment Funds V, Inc.)

With and Into

BNY MELLON large cap EQUITY Fund

(A Series of BNY Mellon Investment Funds V, Inc.)

PROSPECTUS/INFORMATION STATEMENT

June 24, 2020

This Prospectus/Information Statement is being furnished to you by the Board of Directors of BNY Mellon Investment Funds V, Inc. (the "Company") because you are a shareholder of BNY Mellon Large Cap Growth Fund (the "Fund"), a series of the Company. As provided in a Plan of Reorganization approved by the Company's Board, the Fund will transfer all of its assets to BNY Mellon Large Cap Equity Fund (the "Acquiring Fund"), also a series of the Company, in exchange solely for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, as described in this Prospectus/Information Statement (the "Reorganization"). Upon consummation of the Reorganization, the Acquiring Fund's shares received by the Fund will be distributed to Fund shareholders, with each shareholder receiving a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) for Fund shares held prior to the Reorganization. It is contemplated that each shareholder will receive for his or her Fund shares a number of Class A, Class C, Class I or Class Y shares (or fractions thereof) of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Class A, Class C, Class I or Class Y Fund shares, respectfully, as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares.

No vote of the shareholders of the Fund will be taken with respect to the matters described in this Prospectus/Information Statement. THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund shareholders should know. This Prospectus/Information Statement is being mailed on or about June 29, 2020 to the Fund's shareholders of record as of the close of business on June 12, 2020.

A Statement of Additional Information ("SAI") dated June 24, 2020, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety. The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund. A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144 or by calling 1-800-373-9387 (inside the U.S. only).

_______________________________________________________________________________

Shares of the Acquiring Fund and the Fund are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Investing in the Acquiring Fund, as in the Fund, involves certain risks, including the possible loss of principal.

_______________________________________________________________________________

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund's shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement. Any representation to the contrary is a criminal offense.

_______________________________________________________________________________

The Fund and the Acquiring Fund are open-end management investment companies advised by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"). The funds have the same investment objective and substantially similar investment management policies. The Acquiring Fund and the Fund each normally invest at least 80% of their respective net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. Each fund has the same primary portfolio managers who use an approach that combines top-down and bottom-up analysis to select stocks for the funds. The Fund focuses on "growth" stocks. The Acquiring Fund invests in both "growth" and "value" stocks. The Acquiring Fund and the Fund are each a series of the Company. A comparison of the Fund and the Acquiring Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectus dated May 1, 2020 and Annual Report for its fiscal year ended December 31, 2019 (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement. The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference. For a free copy of the Fund's most recent Prospectus or Annual Report for its fiscal year ended December 31, 2019, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

As of April 30, 2020, the following numbers of Fund shares were issued and outstanding:

Class A Shares	Class C Shares	Class I Shares	Class Y Shares
1,331,500	121,364	2,235,263	1,477,266

PLAN OF REORGANIZATION PROVIDING FOR THE TRANSFER OF ALL OF THE FUND'S ASSETS TO THE ACQUIRING FUND

SUMMARY

Additional information is contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus, the Fund's Prospectus and the Plan of Reorganization (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction. The Company's Board of Directors (the "Board"), all of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund, has unanimously approved the Plan for the Fund and the Acquiring Fund. The Plan provides that, on the date of the Reorganization, the Fund will assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, including all securities and cash, in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's net assets, and the Acquiring Fund will assume the Fund's stated liabilities. The Fund will distribute all Acquiring Fund shares received by it among its shareholders so that each shareholder of the Fund will receive a pro rata distribution of the Acquiring Fund's shares (or fractions thereof) having an aggregate net asset value equal to the aggregate net asset value of the shareholder's Fund shares as of the date of the Reorganization. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. Thereafter, the Fund will cease operations and will be terminated as a series of the Company.

As a result of the Reorganization, each Fund shareholder will cease to be a shareholder of the Fund and will become a shareholder of the Acquiring Fund as of the close of business on the date of the Reorganization. No sales charge, redemption fee or contingent deferred sales charge ("CDSC") will be imposed at the time of the Reorganization. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs.

The Board unanimously concluded that the Reorganization is in the best interests of the Fund and the Acquiring Fund, and that the interests of each fund's existing shareholders will not be diluted as a result of the transactions contemplated thereby. See "Reasons for the Reorganization."

Federal Income Tax Consequences. The Reorganization will not be a taxable event for federal income tax purposes. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Reorganization will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Reorganization. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Reorganization, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any, will be subject to limitations. As of December 31, 2019, the Fund's fiscal year end, and as of March 31, 2020, the Fund had no capital loss carryforwards. See "Information about the Reorganization—Federal Income Tax Consequences," "—Capital Loss Carryforwards" and "—Sale of Portfolio Securities."

Comparison of the Fund and the Acquiring Fund. The following discussion is primarily a summary of certain parts of the Acquiring Fund's Prospectus and the Fund's Prospectus. Additional information is set forth in such Prospectuses, which are incorporated herein by reference.

Goal and Approach. The Acquiring Fund and the Fund have the same investment objective and substantially similar investment management policies. Each fund seeks to provide long-term capital appreciation. Each fund's investment objective is a fundamental policy, which may be changed only with the approval of the Company's Board and the respective fund's shareholders. To pursue its goal, the Acquiring Fund and the Fund each normally invest at least 80% of their respective net assets, plus any borrowings for investment purposes, in equity securities of large capitalization companies. Each fund's investment policy with respect to the investment of 80% of its net assets may be changed by the Company's Board, upon 60 days' prior notice to the fund's shareholders.

Each fund considers large-cap companies to be those companies with market capitalization of $5 billion or more at the time of purchase. Each fund may invest up to 20% of its assets in equity securities of companies with market capitalizations of less than $5 billion at the time of purchase. Such companies, however, generally will have market capitalizations of at least $100 million at the time of purchase. The weighted-average market capitalization of each fund's portfolio securities is expected to be at least $5 billion under normal market conditions. Each fund invests primarily in equity securities of U.S. issuers, but may invest without limitation in equity securities of foreign issuers, including those in emerging market countries. Each fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, warrants, equity interests in foreign investment funds or trusts, depositary receipts and other equity investments.

The Acquiring Fund invests primarily in large, established companies that the portfolio managers believe have proven track records and the potential for superior relative earnings growth. The investment process begins with a top-down assessment of broad economic, political and social trends and their implications for different market and industry sectors. Next, using a bottom-up approach, fundamental research is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

•	earnings power unrecognized by market;

•	sustainable revenue and cash flow growth;

•	positive operational and/or financial catalysts;

•	attractive relative value versus history and peers; and

•	strong or improving financial condition.

The Fund's investment philosophy is based on the premise that earnings growth is the primary determinant of long term stock appreciation. With this, the fund's portfolio managers use an approach that combines top-down and bottom-up analysis. Therefore, stock selection and sector allocation are both factors in determining the Fund's holdings. Fundamental financial analysis is used to identify companies that the portfolio managers believe offer one or more of the following characteristics, among others:

•	expected earnings growth rate exceeds market and industry trends;

•	potential for positive earnings surprise relative to market expectations;

•	positive operational or financial catalysts;

•	attractive valuation based on growth prospects; and

•	strong financial condition.

The Fund focuses on "growth" stocks. The Fund's benchmark is the Russell 1000® Growth Index. The Acquiring Fund invests in both "growth" and "value" stocks. The Acquiring Fund's benchmark is the S&P 500® Index.

Each fund may use listed equity options to seek to enhance returns and/or mitigate risk. A fund will engage in "covered" option transactions only, where the fund has in its possession, for the duration of the strategy, the underlying physical asset or cash to satisfy any obligation the fund may have with respect to the option strategy. Each fund limits investments in options to 20% (based on the notional value of the options) of the fund's total assets and will limit the value of all total premiums paid or received to 5% of the fund's total assets. When a fund enters into derivatives transactions, it may be required to segregate liquid assets or enter into offsetting positions, in accordance with applicable regulations. Although not a principal investment strategy, each fund may, but currently does not intend to, use other derivative instruments as a substitute for investing directly in an underlying asset, to increase returns or income, to manage interest rate risk, or as part of a hedging strategy. These instruments may include principally futures (including those relating to stocks, indices, foreign currencies and interest rates) and forward contracts.

Each fund's portfolio managers typically sell a security when the portfolio managers believe that there has been a negative change in the fundamental factors surrounding the company, sector weights change to reflect a revised macro-economic view, the company has become fully valued or a more attractive opportunity has been identified.

The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. Loans of portfolio securities may not exceed 33-1/3% of the value of a fund's total assets.

Each fund is a "diversified" fund, which means that neither fund will, with respect to 75% of its total assets, invest more than 5% of its assets in the securities of any single issuer nor hold more than 10% of the outstanding voting securities of any single issuer (other than, in each case, securities of other investment companies, and securities issued or guaranteed by the U.S. government, its agencies or instrumentalities).

The Acquiring Fund and the Fund have the same fundamental investment restrictions.

Investment Risks. An investment in the Acquiring Fund, as well as in the Fund, is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. It is not a complete investment program. The value of your investment in the Acquiring Fund, as in the Fund, will fluctuate, sometimes dramatically, which means you could lose money.

Given that the Acquiring Fund and the Fund have similar investment objectives and substantially similar investment management policies, the risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same. These risks, which apply to both funds, except as otherwise noted, are discussed below. Because the Acquiring Fund may invest in a mix of growth and value companies, the Acquiring Fund assumes the risks of both; whereas, the Fund focuses on growth companies.

Principal Risks

Both the Acquiring Fund and the Fund are subject, except as otherwise noted, to the following principal risks:

•	Risks of stock investing. Each fund is subject to the risks of investing in stocks. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage and reduced demand for the company's products or services, or factors that affect the company's industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•	Large-cap stock risk. To the extent the Acquiring Fund or the Fund invests in large capitalization stocks, it may underperform funds that invest primarily in the stocks of lower quality, smaller capitalization companies during periods when the stocks of such companies are in favor. Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.

•	Growth and/or value stock risk. By focusing on growth stocks, the Fund is subject to the risks involved with investments in growth companies. By investing in a mix of growth and value companies, the Acquiring Fund assumes the risks of both. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns. Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth or the expected value was misgauged. They also may decline in price even though in theory they are already undervalued.

•	Market risk. The value of the securities in which the Acquiring Fund or the Fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the Acquiring Fund or the Fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The

COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Acquiring Fund or the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase its exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

•	Derivatives risk. A small investment in derivatives could have a potentially large impact on the Acquiring Fund's or the Fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the Acquiring Fund's or the Fund's use of derivatives may result in losses to the respective fund and increased portfolio volatility. Derivatives in which the Acquiring Fund and the Fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the respective fund will not correlate with the underlying assets or the fund's other investments in the manner intended. Derivative instruments, such as over-the-counter forward contracts and other over-the-counter transactions, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms. Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions. Certain derivatives, such as written call options, have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued). If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. Future rules and regulations of the Securities and Exchange Commission (SEC) may require the Acquiring Fund or the Fund to alter, perhaps materially, its use of derivatives.

•	Management risk. The investment process and techniques used by each fund's portfolio managers could fail to achieve the respective fund's investment goals, may cause your fund investment to lose value or may cause the fund to underperform other funds with similar investment goals.

In addition to the principal risks described above, both the Acquiring Fund and the Fund, except as otherwise noted, are subject to the following additional risks.

•	Foreign investment risk. To the extent the Acquiring Fund or the Fund invests in foreign securities, the respective fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the Acquiring Fund or the Fund.

•	Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, potentially making prompt liquidation at an attractive price difficult. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the United States.

•	Leverage risk. The use of leverage, such as entering into futures contracts or forward currency contracts and lending portfolio securities, may magnify the Acquiring Fund's or the Fund's gains or losses. Because many derivatives have a leverage component, adverse changes in the value of the underlying asset can result in a loss substantially greater than the amount invested in the derivative itself.

•	Securities lending risk. The Acquiring Fund and the Fund may lend their respective portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the respective fund will receive collateral from the borrower equal to at least 100% of the value of the loaned securities. If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

•	Temporary investment risk. Under adverse market conditions, the Acquiring Fund and the Fund could invest some or all of their respective assets in U.S. Treasury securities and money market securities or hold cash. Although the Acquiring Fund or the Fund would do this for temporary defensive purposes, this strategy could reduce the benefit from any upswing in the market. To the extent the Acquiring Fund or the Fund invests defensively in these securities, such fund's investments may not be consistent with its principal investment strategies and may not achieve its investment objectives. Each fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Other Risks of the Reorganization. In addition to the investment risks of investing in the Acquired Fund, an investment in the Acquiring Fund is subject to the following risks:

•	Value strategy. Although the Fund and Acquiring Fund pursue the same investment objective and have substantially similar investment management policies, the Fund focuses on “growth” stocks, whereas the Acquiring Fund invests in both “growth” and “value” stocks.

•	Past performance. The Fund’s Class A, Class C, Class I and Class Y shares had a better performance record than the corresponding class of Acquiring Fund shares for the one-, five- and ten-year periods ended December 31, 2019. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future.

•	Tax consequences. The sale of securities in anticipation of the Reorganization may result in the realization of capital gains to the Fund that, to the extent not offset by capital losses,

would be distributed to shareholders prior to the Closing Date, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts. Management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $8,500, such cost to be borne by the Fund. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforwards, if any; however, the ability of the Acquiring Fund to utilize the Fund’s capital loss carryforwards, if any, will be subject to limitations.

•	Risk that efficiencies are not realized. By combining the Fund with the Acquiring Fund, Management believes the Reorganization will enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser to more efficiently manage the combined fund’s portfolio through various measures, including trade orders and executions, and also permitting the funds’ service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. However, these desired efficiencies may not ultimately be realized.

Sales Charges. The schedules of sales charges imposed at the time of purchase of Class A shares of the Fund and the Acquiring Fund are identical. The CDSCs imposed at the time of redemption on Class C shares (and Class A shares subject to a CDSC) for the Fund and the Acquiring Fund also are identical. No sales charge or CDSC will be imposed at the time of the Reorganization. Class I and Class Y shares of the Fund and the Acquiring Fund are not subject to any sales charges. Any redemption of the Acquiring Fund's Class C shares (or Class A shares subject to a CDSC) received in the Reorganization will be subject to the same CDSC as the redemption of the Fund's Class C shares (or Class A shares subject to a CDSC) and would be calculated from the date of original purchase of your Fund shares. Any shares of the Acquiring Fund acquired after the Reorganization will be subject to any applicable sales charges and CDSCs. Shares of the Fund and the Acquiring Fund currently are not subject to any exchange or redemption fees.

Fees and Expenses. Each fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.70% of the value of the respective fund's average daily net assets.

The Acquiring Fund's Class A, Class I and Class Y shares had a lower total annual expense ratio than the corresponding class of shares of the Fund and Class C shares of the Acquiring Fund had the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of its most recent fiscal year end. As of March 31, 2020, Class A, Class I and Class Y shares of the Acquiring Fund continued to have lower expense ratios than Class A, Class I and Class Y shares of the Fund, respectively, and Class C shares of the Acquiring Fund continued to have the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements). Fees and expenses of Class C of the Acquiring Fund may increase on or after July 1, 2021 if the expense reimbursement arrangement is not extended. As to the Fund and the Acquiring Fund, BNYM Investment Adviser has contractually agreed, until May 1, 2021 and July 1, 2021, respectively, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

The fees and expenses set forth in the tables below for the Fund and the Acquiring Fund are as of March 31, 2020. The "Pro Forma After Reorganization" operating expenses information set forth below is based on the fees and expenses of each fund, as of March 31, 2020, as adjusted showing the effect of the consummation of the Reorganization. Annual fund operating expenses are paid out of fund assets, so their effect is reflected in the share prices.

	Fund BNY Mellon Large Cap Growth Fund Class A Shares	Acquiring Fund BNY Mellon Large Cap Equity Fund Class A Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class A Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75%	5.75%	5.75%

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none [1]	none [1]	none [1]

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.70%	.70%	.70%
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	.25%	.25%	.25%
Miscellaneous other expenses	.41%	.17%	.13%
Total other expenses	.66%	.42%	.38%
Total annual fund operating expenses	1.36%	1.12%	1.08%
Fee waiver and/or expense reimbursement	(.21)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.15%[2]	1.12%	1.08%

[1]	Class A shares of the Fund or the Acquiring Fund bought without an initial sales charge as part of an investment of $1 million or more may be charged a CDSC of 1.00% if redeemed within one year.

[2]	BNYM Investment Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.90%. On or after May 1, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Large Cap Growth Fund Class C Shares	Acquiring Fund BNY Mellon Large Cap Equity Fund Class C Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class C Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	1.00%	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.70%	.70%	.70%
Distribution (12b-1) fees	.75%	.75%	.75%
Other expenses:
Shareholder services fees	.25%	.25%	.25%
Miscellaneous other expenses	.47%	.52%	.23%
Total other expenses	.72%	.77%	.48%
Total annual fund operating expenses	2.17%	2.22%	1.93%
Fee waiver and/or expense reimbursement	(.27)%	(.32)%	(.03)%
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.90%[1]	1.90%[1]	1.90%[1]

[1]	As to the Fund and the Acquiring Fund, BNYM Investment Adviser has contractually agreed, until May 1, 2021 and July 1, 2021, respectively, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%. On or after May 1, 2021 and July 1, 2021 for the Fund and the Acquiring Fund, respectively, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Large Cap Growth Fund Class I Shares	Acquiring Fund BNY Mellon Large Cap Equity Fund Class I Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class I Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.70%	.70%	.70%
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.39%	.10%	.10%
Total other expenses	.39%	.10%	.10%
Total annual fund operating expenses	1.09%	.80%	.80%
Fee waiver and/or expense reimbursement	(.19)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.90%[1]	.80%	.80%

[1]	BNYM Investment Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.90%. On or after May 1, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

	Fund BNY Mellon Large Cap Growth Fund Class Y Shares	Acquiring Fund BNY Mellon Large Cap Equity Fund Class Y Shares	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class Y Shares
Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	none	none	none

Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management fees	.70%	.70%	.70%
Distribution (12b-1) fees	none	none	none
Other expenses:
Shareholder services fees	none	none	none
Miscellaneous other expenses	.34%	.06%	.05%
Total other expenses	.34%	.06%	.05%
Total annual fund operating expenses	1.04%	.76%	.75%
Fee waiver and/or expense reimbursement	(.14)%	N/A	N/A
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	.90%[1]	.76%	.75%

[1]	BNYM Investment Adviser has contractually agreed, until May 1, 2021, to waive receipt of its fees and/or assume the direct expenses of the Fund so that total fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 0.90%. On or after May 1, 2021, BNYM Investment Adviser may terminate this expense limitation at any time.

Example

The Example below is intended to help you compare the cost of investing in the Fund and the Acquiring Fund. The Example assumes you invest $10,000 in the respective fund for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the respective fund's operating expenses remain the same. The Example also reflects applicable class sales charges, which will not be imposed at the time of the Reorganization. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense waiver/reimbursement agreements by BNYM Investment Adviser. The "Pro Forma After Reorganization" Example is based on the operating expenses of the funds, as of March 31, 2020, as adjusted showing the effect of the consummation of the Reorganization. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Fund BNY Mellon Large Cap Growth Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$685	$293	$193	$92	$92
3 Years	$961	$653	$653	$328	$317
5 Years	$1,258	$1,140	$1,140	$582	$560
10 Years	$2,099	$2,482	$2,482	$1,312	$1,258

	Acquiring Fund BNY Mellon Large Cap Equity Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$683	$293	$193	$82	$78
3 Years	$911	$664	$664	$255	$243
5 Years	$1,156	$1,161	$1,161	$444	$422
10 Years	$1,860	$2,529	$2,529	$990	$942

	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund
	Class A Shares (redeem or hold at end of period)	Class C Shares (redeem at end of period)	Class C Shares (hold at end of period)	Class I Shares (redeem or hold at end of period)	Class Y Shares (redeem or hold at end of period)
1 Year	$679	$293	$193	$82	$77
3 Years	$899	$603	$603	$255	$240
5 Years	$1,136	$1,039	$1,039	$444	$417
10 Years	$1,816	$2,251	$2,251	$990	$930

* Reflects CDSC charged if redeemed/without redemption.

Each fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During its most recent fiscal year, the Fund's and the Acquiring Fund's portfolio turnover rates were 56.15% and 50.52%, respectively, of the average value of the respective fund's portfolio.

Past Performance. The bar charts and tables below illustrate the risks of investing in the Acquiring Fund and the Fund. The bar chart for the Acquiring Fund shows the changes in the performance of the Acquiring Fund's Class A shares from year to year, and the bar chart for the Fund shows the changes in the performance of the Fund's Class A shares from year to year. The table for each fund compares the average annual total returns of the respective fund's shares to those of broad measures of market performance. Sales charges, if any, are not reflected in the bar charts, and if those charges were included, returns would have been less than those shown. Past performance (before and after taxes) is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future. More recent performance information may be available at www.bnymellonim.com/us.

After-tax performance is shown only for Class A shares of the Acquiring Fund and the Fund. After-tax performance of each fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class Y shares, periods prior to the inception date reflect the performance of the fund's Class I shares. Such performance figures have not been adjusted to reflect applicable class expenses. Each share class is invested in the same portfolio of securities, and the annual returns would have differed only to the extent that the classes have different expenses.

Acquiring Fund

BNY Mellon Large Cap Equity Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+15.23	-5.78	+16.90	+33.64	+9.58	+2.55	+10.93	+24.55	-5.78	+29.30
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q1'12	+15.46%
Worst Quarter:	Q3'11	-18.41%

The year-to-date total return of the Acquiring Fund's Class A shares as of 3/31/20 was -19.28%.

Acquiring Fund

BNY Mellon Large Cap Equity Fund Shares

Average Annual Total Returns as of 12/31/19

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	21.86%	10.22%	11.70%
Class A returns after taxes on distributions	20.49%	8.69%	10.80%
Class A returns after taxes on distributions and sale of fund shares	13.84%	7.83%	9.57%
Class C returns before taxes	27.30%	10.66%	11.53%
Class I returns before taxes	29.66%	11.87%	12.78%
Class Y (10/1/15) returns before taxes	29.78%	11.91%	12.80%
Russell 1000® Growth Index reflects no deductions for fees, expenses or taxes	36.39%	14.63%	15.22%
S&P 500® Index reflects no deductions for fees, expenses or taxes	31.46%	11.69%	13.55%

Fund

BNY Mellon Large Cap Growth Fund—Class A Shares
Year-by-Year Total Returns as of 12/31 each year (%)

+15.60	-4.73	+14.46	+36.02	+14.49	+3.40	+6.72	+28.44	-3.40	+34.90
'10	'11	'12	'13	'14	'15	'16	'17	'18	'19

Best Quarter:	Q1'12	+15.08%
Worst Quarter:	Q4'18	-18.95%

The year-to-date total return of the Fund's Class A shares as of 3/31/20 was -15.19%.

Fund

BNY Mellon Large Cap Growth Fund Shares

Average Annual Total Returns as of 12/31/19

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns before taxes	27.16%	11.72%	13.08%
Class A returns after taxes on distributions	24.85%	10.73%	11.72%

Share Class (Inception Date)	1 Year	5 Years	10 Years
Class A returns after taxes on distributions and sale of fund shares	17.56%	9.20%	10.46%
Class C returns before taxes	32.99%	12.23%	12.94%
Class I returns before taxes	35.35%	13.34%	14.13%
Class Y (10/1/15) returns before taxes	35.32%	13.35%	14.14%
Russell 1000® Growth Index reflects no deductions for fees, expenses or taxes	36.39%	14.63%	15.22%
S&P 500® Index reflects no deductions for fees, expenses or taxes	31.46%	11.69%	13.55%

Investment Adviser. The investment adviser for Acquiring Fund and the Fund is BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. BNYM Investment Adviser manages approximately $276 billion in 137 mutual fund portfolios. A discussion regarding the basis for the Company's Board approving the Acquiring Fund's management agreement with BNYM Investment Adviser is available in the Acquiring Fund's semiannual report for the six-month period ended June 30, 2019. BNYM Investment Adviser is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global investments company dedicated to helping its clients manage and service their financial assets throughout the investment lifecycle. Whether providing financial services for institutions, corporations or individual investors, BNY Mellon delivers informed investment management and investment services in 35 countries. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon has $37.1 trillion in assets under custody and administration and $1.9 trillion in assets under management. BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Primary Portfolio Manager. Thomas Lee and Donald Sauber serve as the primary portfolio managers of each fund. Mr. Lee has been a primary portfolio manager of the Acquiring Fund and Fund since February 2018 and November 2017, respectively, and Mr. Sauber has been a primary portfolio manager of the Acquiring Fund and Fund since February 2018. Messrs. Lee and Sauber are senior analysts at BNY Mellon Wealth Management and are employees of The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, and have been members of the BNY Mellon Large Cap Equity Team since 2005 and 2006, respectively. Messrs. Lee and Sauber have been employed by BNYM Investment Adviser since November 2017 and February 2018, respectively, and manage each fund in their capacity as employees of BNYM Investment Adviser. Messrs. Lee and Sauber will manage the combined fund after the Reorganization.

Board Members. The Fund and the Acquiring Fund, as series of the Company, have the same Board members. None of the Company's Board members is an "interested person" (as defined in the 1940 Act) of the Fund or the Acquiring Fund ("Independent Board Members").

Independent Registered Public Accounting Firm. Ernst & Young LLP is the independent registered public accounting firm for the Fund and the Acquiring Fund.

Other Service Providers. BNY Mellon Securities Corporation ("BNYMSC"), a wholly-owned subsidiary of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as distributor (i.e., principal underwriter) of the Fund's and the Acquiring Fund's shares pursuant to a distribution agreement between the Company and BNYMSC.

The Bank of New York Mellon, an affiliate of BNYM Investment Adviser, located at 240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's custodian and provides each fund with cash management services.

BNY Mellon Transfer, Inc., a wholly-owned subsidiary of BNYM Investment Adviser, located at240 Greenwich Street, New York, New York 10286, serves as the Fund's and the Acquiring Fund's transfer and dividend disbursing agent.

Capitalization. The Fund and the Acquiring Fund have each classified and issued four classes of shares—Class A, Class C, Class I and Class Y shares of common stock. Fund shareholders will receive the corresponding class of shares of the Acquiring Fund in the Reorganization. The following tables set forth, as of March 31, 2020, (1) the capitalization of the Fund's Class A, Class C, Class I and Class Y shares, (2) the capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares and (3) the pro forma capitalization of the Acquiring Fund's Class A, Class C, Class I and Class Y shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund BNY Mellon Large Cap Growth Fund Class A	Acquiring Fund BNY Mellon Large Cap Equity Fund Class A	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class A
Total net assets	$16,390,306	$3,572,827		$19,963,133
Net asset value per share	$11.35	$16.23		$16.23
Shares outstanding	1,443,586	220,110	(434,054)	1,229,642

	Fund BNY Mellon Large Cap Growth Fund Class C	Acquiring Fund BNY Mellon Large Cap Equity Fund Class C	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class C
Total net assets	$1,260,304	$199,648		$1,459,952
Net asset value per share	$10.65	$16.31		$16.31
Shares outstanding	118,340	12,243	(41,067)	89,516

	Fund BNY Mellon Large Cap Growth Fund Class I	Acquiring Fund BNY Mellon Large Cap Equity Fund Class I	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class I
Total net assets	$25,346,513	$38,621,999		$63,968,512
Net asset value per share	$11.76	$17.35		$17.35
Shares outstanding	2,154,712	2,225,771	(694,227)	3,686,256

	Fund BNY Mellon Large Cap Growth Fund Class Y	Acquiring Fund BNY Mellon Large Cap Equity Fund Class Y	Adjustments	Acquiring Fund Pro Forma After Reorganization BNY Mellon Large Cap Equity Fund Class Y
Total net assets	$16,975,725	$469,344,204		$486,319,929
Net asset value per share	$11.77	$17.33		$17.33
Shares outstanding	1,442,511	27,087,282	(462,802)	28,066,991

*	Adjustment to reflect the exchange of shares outstanding from the Fund to the Acquiring Fund.

As of March 31, 2020, the Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) and the Acquiring Fund's total net assets (attributable to Class A, Class C, Class I and Class Y shares) were $59,972,848 and $511,738,678, respectively. Each share has one vote. Shares have no preemptive or subscription rights and are freely transferable. All share classes of the Acquiring Fund and the Fund invest in the same portfolio of securities, respectively, but the classes are subject to different charges and expenses and will likely have different share prices.

Purchase Procedures. The purchase procedures of the Fund and the Acquiring Fund and the automatic investment services they offer are identical.

The price for Class A, Class C, Class I and Class Y shares of the Fund and Class A, Class C, Class I and Class Y shares of the Acquiring Fund is the net asset value per share, which is calculated as of the scheduled close of trading on the New York Stock Exchange ("NYSE") (usually 4:00 p.m. Eastern time) on days the NYSE is scheduled to be open for regular business, plus, with respect to purchases of Class A shares of the Fund or the Acquiring Fund, an initial sales charge that may apply to the purchase. Shares of the Fund and the Acquiring Fund are priced at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's purchase procedures.

Distribution (12b-1) Plans. Class C shares of the Fund and the Acquiring Fund are each subject to a plan adopted pursuant to Rule 12b-1 under the 1940 Act (each, a "Rule 12b-1 Plan") pursuant to which the Fund and the Acquiring Fund pay BNYMSC, the funds' distributor, a fee at an annual rate of 0.75% of the value of the average daily net assets attributable to their respective Class C shares to finance the sale and distribution of such shares. There is no Rule 12b-1 Plan fee for Class A, Class I or Class Y shares of either fund. Because Rule 12b-1 Plan fees are paid out of the assets attributable to Class C shares of the Fund and the Acquiring Fund on an ongoing basis, over time they will increase the cost of an investment in such class of shares and may cost an investor more than paying other types of sales charges. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Rule 12b-1 Plan.

Shareholder Services Plans. Class A and Class C shares of the Fund and the Acquiring Fund are each subject to a Shareholder Services Plan pursuant to which the Fund and the Acquiring Fund pay BNYMSC a fee at an annual rate of 0.25% of the value of the average daily net assets attributable to their respective Class A and Class C shares, as applicable, for providing shareholder services and/or maintaining shareholder accounts. There is no Shareholder Services Plan fee for Class I or Class Y shares of either fund. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's Shareholder Services Plan.

Redemption Procedures. The redemption procedures of the Fund and the Acquiring Fund are identical. An investor may sell (redeem) Class A, Class C, Class I or Class Y shares of the Fund and Class A, Class C, Class I or Class Y shares of the Acquiring Fund at any time. The shares are sold at the respective fund's next net asset value calculated after an order is received in proper form by the fund's transfer agent or other authorized entity. See the relevant fund's Prospectus and Statement of Additional Information for a more detailed discussion of the fund's redemption procedures.

Each fund processes redemption orders promptly. If you request the respective fund to transmit your redemption proceeds to you by check, each fund expects that your redemption proceeds normally will be sent within two business days after your request is received in proper form. If you request the respective fund to transmit your redemption proceeds to you by wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the TeleTransfer Privilege ($500 minimum), and the fund has your bank account information on file, each fund expects that your redemption proceeds normally will be wired within one business day or sent by electronic check within two business days, as applicable, to your bank account after your request is received in proper form. With respect to each fund, payment of redemption proceeds may take longer than the number of days the fund typically expects and may take up to seven days after your order is received in proper form by the fund's transfer agent or other authorized entity, particularly during periods of stressed market conditions or very large redemptions or excessive trading.

Under normal circumstances, each fund expects to meet redemption requests by using cash it holds in its portfolio or selling portfolio securities to generate cash. In addition, each fund, and certain other funds in the BNY Mellon Family of Funds, may draw upon an unsecured credit facility for temporary or emergency purposes to meet redemption requests. Each fund also reserves the right to pay redemption proceeds in securities rather than cash (i.e., "redeem in-kind"), to the extent the composition of the fund's investment portfolio enables it to do so. Generally, a redemption in-kind may be made under the following circumstances: (1) BNYM Investment Adviser determines that a redemption in-kind (i) is more advantageous to the fund (e.g., due to advantageous tax consequences or lower transaction costs) than selling/purchasing portfolio securities, (ii) will not favor the redeeming shareholder to the detriment of any other shareholder or the fund and (iii) is in the best interests of the fund; (2) to manage liquidity risk (i.e., the risk that the fund could not meet redemption requests without significant dilution of remaining investors' interests in the fund); (3) in stressed market conditions; or (4) subject to the approval of the fund's board in other circumstances identified by BNYM Investment Adviser. Securities distributed in connection with any such redemption in-kind are expected to generally represent your pro rata portion of assets held by the fund immediately prior to the redemption, with adjustments as may be necessary in connection with, for example, certain derivatives, restricted securities, odd lots or fractional shares. Any securities distributed in-kind will remain exposed to market risk until sold, and you may incur transaction costs and taxable gain when selling the securities.

Distributions. The dividends and distributions policies of the Fund and the Acquiring Fund are identical. Each fund anticipates paying its shareholders any dividends and capital gain distributions annually. Each fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"), in all events in a manner consistent with the provisions of the 1940 Act. The actual amount of dividends paid per share by the Fund and the Acquiring Fund is different. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of dividends and distributions policies.

Shareholder Services. The shareholder services offered by the Fund and the Acquiring Fund are identical. Except as provided below, the privileges you currently have on your Fund account will transfer automatically to your account with the Acquiring Fund. See the relevant fund's Prospectus and Statement of Additional Information for a further discussion of the shareholder services offered by the fund.

While you will continue to have the same privileges as a holder of Class A, Class C, Class I or Class Y shares of the Acquiring Fund as you previously did as a holder of Class A, Class C, Class I or Class Y shares of the Fund, please note that if you participated in Government Direct Deposit or made incoming wire transactions or other incoming Automated Clearing House ("ACH") transactions to your Fund account, you will need to update your incoming ACH and/or wiring instructions with new information with respect to your shares of the Acquiring Fund in order to continue these services and avoid having these transactions rejected by the Acquiring Fund. To continue participating in Government Direct Deposit or to provide ACH and/or wiring instructions as a shareholder of the Acquiring Fund, please call your financial adviser, or call 1-800-373-9387, visit www.bnymellonim.com/us or write to the Acquiring Fund at its offices located at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144.

REASONS FOR THE REORGANIZATION

Management of BNYM Investment Adviser reviewed the funds in the BNY Mellon Family of Funds to determine whether it would be appropriate and benefit shareholders to consolidate certain funds having similar investment objectives and investment management policies. Management of BNYM Investment Adviser also discussed liquidating the Fund because of its relatively small asset size. As a result of the review, however, management recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund. The Company's Board has concluded, with respect to the Fund and the Acquiring Fund, that the Reorganization is in the best interests of the Fund and the Acquiring Fund, respectively, and that the interests of shareholders of the Fund and the Acquiring Fund will not be diluted as a result of the Reorganization. In reaching this conclusion, the Company's Board determined that reorganizing the Fund into the Acquiring Fund, which also is managed by BNYM Investment Adviser and has the same investment objective and substantially similar investment management policies as those of the Fund, offers potential benefits to Fund shareholders. These potential benefits include permitting Fund shareholders to pursue substantially similar investment goals in a substantially larger fund that had, with respect to its Class A, Class I and Class Y shares, a lower total annual expense ratio than the Fund's Class A, Class I and Class Y shares, respectively, and, with respect to Class C shares of the Acquiring Fund, the same total annual expense ratio as Class C shares of the Fund (after, for each Class of the Fund and for Class C shares of the Acquiring Fund, expense waivers and expense reimbursement arrangements), based on the expenses of each fund as of the fund's most recent fiscal year end and as of March 31, 2020. As of March 31, 2020, the Acquiring Fund had approximately $512 million and the Fund had approximately $60 million in net assets. By combining the Fund with the Acquiring Fund, the Reorganization also should enable Fund shareholders to benefit from the spreading of fixed costs across a larger asset base, which may result in a further reduction of shareholder expenses, permitting BNYM Investment Adviser to more efficiently manage the combined fund's portfolio through various measures, including trade orders and executions, and also permitting the funds' service providers—including BNYM Investment Adviser—to operate and service a single fund (and its shareholders), instead of having to operate and service both funds with similar shareholder bases. As a result, BNYM Investment Adviser recommended to the Company's Board that the Fund be consolidated with the Acquiring Fund.

The Company's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire investment assets without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an economic benefit to the Acquiring Fund. In addition, the Company's Board considered that the Reorganization will reduce the amount of fees and expenses BNYM Investment Adviser has contractually agreed to waive or reimburse.

In determining whether to approve the Reorganization, the Company's Board considered the following factors: (1) the compatibility of the Fund's and the Acquiring Fund's investment objective, management policies and restrictions, as well as shareholder services offered by the Fund and the Acquiring Fund, concluding that such objectives, policies, restrictions, and services were the same or substantially similar; (2) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests, concluding that the terms and conditions were reasonable and that there would be no dilution of shareholder interests; (3) information regarding the fees and expenses, including the management fees and net and total annual expense ratios, of the Fund and the Acquiring Fund, concluding that, after the Reorganization, the combined fund's Class A, I and Y shares would have lower total expense ratios than the Fund, and Class C shares would have the same total expense ratio as the Fund; (4) the relative performance of the Fund and the Acquiring Fund, concluding that the Fund's better past performance record than that of the Acquiring Fund did not outweigh the potential benefits to Fund shareholders resulting from the Reorganization; (5) the tax consequences of the Reorganization, concluding that the Reorganization will not be a taxable event for federal income tax purposes based on an opinion of counsel; and (6) the costs to be incurred in connection with the Reorganization, noting that the expenses relating to the Reorganization would be borne by BNYM Investment Adviser and/or its affiliates, and not the Fund or Acquiring Fund. The Board also noted that the Fund is expected to recognize capital gains as a result of the sale of portfolio securities in anticipation of the Reorganization, and such gains, to the extent not offset by capital losses, would be distributed to shareholders, and those distributions, if any, would be taxable to shareholders who hold shares in taxable accounts.

For the reasons described above, the Company's Board, which is comprised entirely of Independent Board Members, approved the Reorganization for the funds.

INFORMATION ABOUT THE REORGANIZATION

Plan of Reorganization. The following is a brief summary of the terms of the Plan, which is attached to this Prospectus/Information Statement as Exhibit A. The Plan provides that the Acquiring Fund will acquire all of the assets of the Fund in exchange solely for Class A, Class C, Class I and Class Y shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities on July 31, 2020, or such other date as the Company's Board may determine (the "Closing Date"). The number of Class A, Class C, Class I and Class Y shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative net asset value per share and aggregate net assets attributable to the corresponding class of shares of the Fund and the Acquiring Fund, generally computed as of the scheduled close of trading on the floor of the NYSE (usually at 4:00 p.m., Eastern time) on the Closing Date. Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with the valuation practices of the Acquiring Fund, which are the same as those of the Fund and are described in the relevant fund's Prospectus and Statement of Additional Information.

On or before the Closing Date, the Fund will declare a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Fund shareholders all of the Fund's previously undistributed investment company taxable income, if any, for the tax periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), its net exempt interest income for the tax periods ending on or before the Closing Date, and all of its previously undistributed net capital gain, if any, realized in the tax periods ending on or before the Closing Date (after reduction for any capital loss carryforwards). Any such distribution will be taxable to Fund shareholders who hold shares in taxable accounts.

As soon as conveniently practicable after the Closing Date, the Fund will liquidate and distribute pro rata to holders of its Class A, Class C, Class I and Class Y shares of record, as of the close of business on the Closing Date, the Acquiring Fund Class A, Class C, Class I and Class Y shares received by it in the Reorganization. Such liquidation and distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund shareholder, each account being credited with the respective pro rata number of Acquiring Fund shares due to the shareholder. The Acquiring Fund shares received by each Fund shareholder will be of the same share class as the shareholder's Fund shares. After such distribution and the winding up of its affairs, the Fund will cease operations and will be terminated as a series of the Company. After the Closing Date, any outstanding certificates representing Fund shares will be canceled and the Acquiring Fund shares distributed to the Fund's shareholders of record will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares.

Under applicable legal and regulatory requirements, none of the Fund's shareholders will be entitled to exercise objecting shareholders' appraisal rights (i.e., to demand the fair value of their shares in connection with the Reorganization). Therefore, shareholders will be bound by the terms of the Reorganization under the Plan. However, any Fund shareholder may redeem his or her Fund shares prior to the Reorganization without the imposition of any charges or fees. Completion of the Reorganization is subject to certain conditions set forth in the Plan, such as the filing of all tax returns and reports by each of the Fund and Acquiring Fund as of the Closing Date, confirmation that there have been no material adverse changes in the Fund's or the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business and that the Company, on behalf of the Fund and the Acquiring Fund, has received an opinion of counsel that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. The Company's Board may choose to waive any of the conditions in the Plan if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund. As a result, it is not anticipated that the Board would waive the condition that it receive, on behalf of the Fund and the Acquiring Fund, an opinion of counsel regarding the tax-free nature of the Reorganization (see "Information About The Reorganization—Federal Income Tax Consequences"). The Plan also may be amended prior to the Reorganization by the Company's Board. The Company's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Company's Board, make proceeding with the Reorganization inadvisable.

The total expenses of the Reorganization, largely those for legal, accounting and printing expenses, are expected to be approximately $120,000, which will be borne by BNYM Investment Adviser and/or its affiliates. The Fund and the Acquiring Fund will not bear any costs associated with the Reorganization. The funds, however, will bear their respective portfolio transaction costs whether or not associated with the Reorganization.

Federal Income Tax Consequences. The exchange of Fund assets for Acquiring Fund Class A, Class C, Class I and Class Y shares, the Acquiring Fund's assumption of the Fund's stated liabilities, and the Fund's distribution of those shares to Fund shareholders are intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of the Reorganization, the Fund and the Acquiring Fund will receive the opinion of Proskauer Rose LLP, counsel to each fund and its Independent Board Members, to the effect that, on the basis of the existing provisions of the Code, Treasury regulations issued thereunder, current administrative regulations and pronouncements and court decisions, and certain facts, assumptions and representations, for federal income tax purposes: (1) the transfer of all of the Fund's assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Class A, Class C, Class I and Class Y shares pro rata to Fund shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code, and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (2) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the Reorganization; (3) no gain or loss will be recognized by the Fund upon the transfer of its assets to the Acquiring Fund in exchange solely for Acquiring Fund Class A, Class C, Class I and Class Y shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Class A, Class C, Class I and Class Y shares to Fund shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (4) no gain or loss will be recognized by Fund shareholders upon the exchange of their Fund Class A, Class C, Class I and Class Y shares for Acquiring Fund Class A, Class C, Class I and Class Y shares, pursuant to the Reorganization; (5) the aggregate tax basis for the Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder pursuant to the Reorganization will be the same as the aggregate tax basis for the Fund shares held by such Fund shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Class A, Class C, Class I and Class Y shares received by each Fund shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (6) the tax basis of each Fund asset acquired by the Acquiring Fund will be the same as the tax basis of such asset to the Fund immediately prior to the Reorganization, and the holding period of each Fund asset in the hands of the Acquiring Fund will include the period during which that asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund asset's holding period).

The Fund and the Acquiring Fund have not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, nor does it preclude the IRS from adopting a contrary position. Fund shareholders should consult their tax advisers regarding the effect, if any, of the Reorganization in light of their individual circumstances. Because the foregoing discussion relates only to the federal income tax consequences of the Reorganization, Fund shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capital Loss Carryovers. As of December 31, 2019, the Fund's fiscal year end, and as of March 31, 2020, the Fund had no capital loss carryforward and was in a capital gain position. As a result, the Fund would not lose any capital loss carryforwards as a result of the Reorganization.

Sale of Portfolio Securities. In connection with the Reorganization, management currently estimates that portfolio securities representing approximately 35% of the Fund's net assets (approximately $23 million of the Fund's net assets) may be sold by the Fund before consummation of the Reorganization, subject to any restrictions imposed by the Code. Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $8,500, such cost to be borne by the Fund. The amount of the Fund's portfolio securities that may ultimately be sold by the Fund in connection with the Reorganization, as well as the related transaction costs associated with such sale, will be dependent upon market conditions and portfolio holdings at the time the Fund's portfolio is repositioned and may be higher or lower than the amounts stated above. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Any capital gains recognized as a result of these sales on a net basis will be distributed to the Fund's shareholders as capital gain dividends and/or ordinary dividends during or with respect to the Fund's taxable year that ends on the Closing Date, and such distributions will be taxable to Fund shareholders. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $3,918,000 in capital gains (approximately $1.16 per share) as a result of the sale of such portfolio securities before consummation of the Reorganization.

The Fund and the Acquiring Fund also may buy and sell securities in the normal course of their operations, the transaction costs of which would be borne by the respective fund. Any sales of portfolio securities by the funds will be subject to any restrictions imposed by the Code with respect to the tax-free nature of the Reorganization.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Fund and the Acquiring Fund, each a series of the Company, is incorporated by reference into this Prospectus/Information Statement from the Fund's Prospectus and from the Acquiring Fund's Prospectus, respectively, and the Combined Statement of Additional Information, forming a part of the Company's Registration Statement on Form N-1A (File No. 33-44254). The Acquiring Fund's Prospectus, dated May 1, 2020, and the Fund's Prospectus, dated May 1, 2020, are incorporated herein by reference to Post-Effective Amendment No. 116 to the Company's Registration Statement on Form N-1A, filed on April 29, 2020. The Acquiring Fund's and the Fund's Statement of Additional Information, dated June 28, 2019, as revised or amended May 1, 2020, is incorporated herein by reference to Post-Effective Amendment No. 116 to the Company's Registration Statement on Form N-1A, filed on April 29, 2020.

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file reports, proxy statements and other information with the Commission. Reports, proxy statements and other information filed by the Fund and the Acquiring Fund can be viewed on-line or downloaded from www.sec.gov or www.bnymellonim.com/us.

Ownership of Shares. To the knowledge of the Fund and the Acquiring Fund, the following table shows the persons owning as of April 30, 2020, either of record or beneficially, 5% or more of the outstanding Class A, Class C, Class I and Class Y shares of the Fund and the outstanding Class A, Class C, Class I, Class Y and Class Y shares of the Acquiring Fund, respectively, and the percentage of the combined fund's shares to be owned by these persons if the Reorganization had been consummated as of that date.

	Percentage of Outstanding Share Class
Name and Address	Before Reorganization Fund	Pro Forma After Reorganization Acquiring Fund
Fund—Class A Shares

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	18.8306%	15.1924%

National Financial Services LLC For exclusive benefit of our customers Attn: Mutual funds department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	6.3887%	5.1544%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.4881%	4.4278%

Fund—Class C Shares

Merrill Lynch Pierce Fenner & Smith Incorporated For the sole benefit of its customers Attn. Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	42.7897%	36.8283%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.0477%	19.8367%

Stifel Nicolaus & Co. Inc. Exclusive benefit of customers 501 North Broadway St. Louis, MO 63102-2188	17.0598%	14.6831%

The Bank of New York Mellon Cust Rollover IRA FBO Joyce Lipsky Santana Washington Township, NJ 07676-4358	6.9597%	5.9901%

Fund—Class I Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	32.2040%	13.0573%

American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	16.8821%	6.8449%

Fund—Class Y Shares

SEI Private Trust Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9923%	3.5796%

Name and Address	Before Reorganization Acquiring Fund	Pro Forma After Reorganization Acquiring Fund
Acquiring Fund—Class A Shares

Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	14.3867%	2.7796%

J.P. Morgan Securities LLC For the exclusive benefit of our customers 4 Chase Metrotech Center Brooklyn, NY 11245	12.3002%	2.3765%

Merrill Lynch Pierce Fenner & Smith Incorporated For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	10.0984%	1.9511%

National Financial Services LLC For exclusive benefit of our customers Attn.: Mutual Funds Department - 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	7.4747%	1.4441%

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.9745%	1.1543%

Edward D. Jones & Co. For the benefit of customers Attn: Terrence Spencer 12555 Manchester Road St. Louis, MO 63131-3729	5.5704%	1.0762%

Acquiring Fund—Class C Shares

Merrill Lynch, Pierce, Fenner & Smith Incorporated For the sole benefit of its customers Attn: Fund Administration 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	34.8045%	4.8489%

The Bank of New York Mellon Cust Rollover IRA FBO Joyce Lipsky Santana Washington Township, NJ 07676-4358	13.2724%	1.8491%

Raymond James Omnibus for Mutual Funds House Account Firm 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	12.7535%	1.7768%

The Bank of New York Mellon Cust Rollover IRA FBO Robert Sacca Accord, NY 12404-0243	12.6976%	1.7690%

Stifel Nicolaus & Co. Inc. Exclusive benefit of customers 501 North Broadway St. Louis, MO 63102-2188	8.2051%	1.1431%

Janet Moser Lansdale, PA 19446-4315	5.8706%	0.8179%

Acquiring Fund—Class I Shares

Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.7383%	8.7626%

Charles Schwab & Co., Incorporated 211 Main Street San Francisco, CA 94105	10.0158%	5.9548%

National Financial Services LLC For the exclusive benefit of Our customers Attn. Mutual Funds Department – 4th Floor 499 Washington Boulevard Jersey City, NJ 07310-0000	9.5186%	5.6592%

SEI Private Trust Company 1 Freedom Valley Drive Oaks, PA 19456	8.0635%	4.7941%

Wells Fargo Clearing Services 10750 Wheat First Drive Glen Allan, VA 23060-9243	6.7805%	4.0313%

Acquiring Fund—Class Y Shares

SEI Private Trust Co. Mutual Fund Administrator 1 Freedom Valley Drive Oaks, PA 19456-9989	99.9868%	96.4074%

A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the fund. As of April 30, 2020, no shareholder of the Fund was deemed a "control person" of the Fund and no shareholder of the Acquiring Fund would be deemed a "control person" of the Acquiring Fund after the Reorganization.

As of April 30, 2020, Board members and officers of the Company, as a group, owned less than 1% of the Fund's or the Acquiring Fund's outstanding shares.

FINANCIAL STATEMENTS AND EXPERTS

The financial statements of the Acquiring Fund (File No. 811-06490) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020. The financial statements of the Fund (File No. 811-06490) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020.

The audited financial statements of the Fund for its fiscal year ended December 31, 2019 and the audited financial statements of the Acquiring Fund for its fiscal year ended December 31, 2019 have been incorporated herein by reference in reliance upon the reports of Ernst & Young LLP, independent registered public accounting firm for the Fund and the Acquiring Fund, respectively, and upon the authority of said firm as an expert in accounting and auditing.

EXHIBIT A

PLAN OF REORGANIZATION

PLAN OF REORGANIZATION dated as of May 12, 2020 (the "Plan"), adopted with respect to BNY MELLON LARGE CAP GROWTH FUND (the "Fund") and BNY MELLON LARGE CAP EQUITY FUND (the "Acquiring Fund"), each a series of BNY MELLON INVESTMENT FUNDS V, INC. (the "Company"), a Maryland corporation.

This Plan is intended to be and is adopted as a "plan of reorganization" within the meaning of the regulations under Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization will consist of the transfer of all of the assets of the Fund to the Acquiring Fund in exchange solely for the Acquiring Fund's Class A, Class C, Class I and Class Y shares ("Acquiring Fund Shares") of common stock, par value $.001 per share, and the assumption by the Acquiring Fund of the liabilities of the Fund as described herein, and the distribution, after the Closing Date hereinafter referred to, of the Acquiring Fund Shares to the shareholders of the Fund in liquidation of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

The Fund and the Acquiring Fund are each diversified series of the Company, a registered, open-end management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest.

Both the Fund and the Acquiring Fund are authorized to issue their shares of common stock and the Company's Board of Directors (the "Board") has determined that the Reorganization is in the best interests of each fund and that the interests of each fund's existing shareholders will not be diluted as a result of the Reorganization.

1.	the reorganization.

1.1       Subject to the terms and conditions contained herein, the Fund shall assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Acquiring Fund shall, in exchange therefor, (a) deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 2.3; and (b) assume the stated liabilities of the Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing (the "Closing") as of the close of business on the closing date (the "Closing Date"), provided for in paragraph 3.1. In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

1.2       The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all portfolio securities, cash, cash equivalents, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser"), as of the Valuation Date (as defined in paragraph 2.1), in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

1.3       The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date. The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by BNYM Investment Adviser, as of the Valuation Date, in accordance with GAAP consistently applied from the Fund's prior audited period. The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

1.4       Delivery of the Fund's Assets shall be made on the Closing Date to The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10286, the Acquiring Fund's custodian (the "Custodian"), for the account of the Acquiring Fund, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered shall be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund.

1.5       The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder. The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred. Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

1.6       As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to holders of record of the Fund's Class A, Class C, Class I and Class Y shares, determined as of the close of business on the Closing Date ("Fund Shareholders"), the corresponding class of Acquiring Fund Shares received by the Fund pursuant to paragraph 1.1, and will completely liquidate and, promptly thereafter, terminate in accordance with applicable laws of the State of Maryland and federal securities laws. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Shareholders and representing the respective pro rata number of the applicable Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Fund simultaneously will be canceled on the books of the Fund and will be null and void. Acquiring Fund Shares distributed to Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

1.7       Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

1.8       Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.9       Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund up to and including the Closing Date and such later date on which the Fund's existence is terminated.

2.	VALUATION.

2.1       The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be computed as of the scheduled close of trading on the floor of the New York Stock Exchange (usually 4:00 p.m., Eastern time) on the Closing Date (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in the Company's Articles of Incorporation, as amended (the "Company's Charter"), and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund, or such other valuation procedures as the Board may determine.

2.2       The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures set forth in the Company's Charter and the then-current prospectus or statement of additional information of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

2.3       The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the applicable class of the Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of one Acquiring Fund Share of the corresponding class, as the case may be, determined in accordance with paragraph 2.2.

2.4       All computations of value shall be made in accordance with the regular practices of the Fund and the Acquiring Fund.

3.	CLOSING AND CLOSING DATE.

3.1       The Closing Date shall be July 31, 2020, or such other date as the Board may determine. All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Date unless otherwise provided. The Closing shall be held at 5:00 p.m., Eastern time, at the offices of BNYM Investment Adviser, 240 Greenwich Street, New York, New York, or such other time and/or place as the Board may determine.

3.2       The Company shall direct the Custodian to deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date. The Fund's portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or with a permitted counterparty or futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered to the Custodian as of the Closing Date by book entry, in accordance with the customary practices of the Custodian. The cash to be transferred by the Fund shall be delivered to the Custodian for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

3.3       If on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Fund shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Fund or the Acquiring Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such other date as the Board may determine.

3.4       The Company shall direct the transfer agent to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Company shall direct the transfer agent to issue and deliver to the Secretary of the Company a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Company that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

3.5       At the Closing, each fund shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

3.6       If the Fund is unable to make delivery to the Custodian pursuant to paragraph 3.2 of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund by the Fund's broker, dealer or other counterparty, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or the Custodian, including broker confirmation slips.

4.	CONDITIONS PRECEdent.

4.1       The Company's obligation to implement this Plan on the Acquiring Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and the Fund's shares are registered under the Securities Act of 1933, as amended (the "1933 Act"), and such registrations have not been revoked or rescinded and are in full force and effect. The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Fund is not, and the Company's adoption and performance of this Plan on its behalf will not result, in material violation of the Company's Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound, nor will the Company's adoption and performance of this Plan on the Fund's behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Fund or by which the Fund is bound.

(e) The Fund has no material contracts or other commitments that will be terminated with liability to the Fund on or prior to the Closing Date.

(f) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act and by state securities laws.

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Company's ability to consummate the transactions contemplated herein on the Fund's behalf.

(h) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(i) Since December 31, 2019, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 1.3 and 4.1(h) hereof.

(j) At the Closing Date, all federal and other tax returns and reports of the Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(k) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company.

(l) All issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Fund. All of the issued and outstanding shares of the Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's shares, nor is there outstanding any security convertible into any of the Fund's shares.

(m) On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by it hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act.

(n) The Company's adoption and performance of this Plan on the Fund's behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and this Plan will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(o) The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Company and the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Company and the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2       The Company's obligation to implement this Plan on the Fund's behalf shall be subject to satisfaction of the following conditions at or before (and continuing through) the Closing:

(a) The Acquiring Fund is a duly established and designated series of the Company, a corporation duly organized and validly existing under the laws of the State of Maryland, and has the power to carry out its obligations under this Plan.

(b) The Company is registered under the 1940 Act as an open-end management investment company, and the Acquiring Fund Shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect. The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d) The Acquiring Fund is not, and the Company's adoption and performance of this Plan on its behalf will not result, in material violation of the Company's Charter or the Company's By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound, nor will the Company's adoption and performance of this Plan on the Acquiring Fund's behalf result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Company is a party on behalf of the Acquiring Fund or by which the Acquiring Fund is bound.

(e) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Company's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business. The Company knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Company's ability to consummate the transactions contemplated herein on the Acquiring Fund's behalf.

(g) The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Statements of Investments (indicating their fair value) of the Fund for each of the Fund's five fiscal years ended December 31, 2019 have been audited by Ernst & Young LLP, an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h) Since December 31, 2019, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i) At the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law then to be filed shall have been filed, and all federal and other taxes shown as due on said returns and reports shall have been paid so far as due, or provision shall have been made for the payment thereof, and to the knowledge of the Company no such return is currently under audit and no assessment or deficiency has been asserted with respect to such returns. The Acquiring Fund (1) is in compliance in all material respects with all applicable regulations pertaining to (i) the reporting of dividends and other distributions on and redemptions of its shares, (ii) withholding in respect thereof, and (iii) shareholder basis reporting, (2) has withheld in respect of dividends and other distributions and paid to the proper taxing authorities all taxes required to be withheld, and (3) is not liable for any material penalties that could be imposed thereunder.

(j) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and it intends to meet such requirements for its taxable year in which the Reorganization occurs.

(k) All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 1.1 of this Plan) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l) The Company's adoption and performance of this Plan on the Acquiring Fund's behalf will have been duly authorized prior to the Closing Date by all necessary action on the part of the Company's Board and this Plan will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m) The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Company and the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Company and the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

(n) No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(o) The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE Company, ON BEHALF OF THE ACQUIRING FUND AND THE FUND, RESPECTIVELY.

5.1       The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include payment of customary dividends and other distributions.

5.2       Subject to the provisions of this Plan, the Company will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Plan.

5.3       The Company will prepare the Registration Statement in compliance with the 1933 Act, the 1934 Act and the 1940 Act, which will include the Prospectus/Information Statement to be mailed to Fund shareholders.

5.4       The Company, on behalf of the Acquiring Fund, agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5       The Company, on behalf of the Fund, covenants that the Fund is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Plan.

5.6       As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Shareholders consisting of the Acquiring Fund Shares received at the Closing.

6.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE Company.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the Company shall, at its option, not be required to consummate the transactions contemplated by this Plan.

6.1       On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Plan or the transactions contemplated herein.

6.2       All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Company to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that the Company may waive any of such conditions.

6.3       The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the Company, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.4       The Fund shall have declared and paid a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to Fund shareholders all of the Fund's investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid); the excess of its interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code, for all taxable years or periods ending on or prior to the Closing Date; and all of its net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or prior to the Closing Date (after reduction for any capital loss carryforwards).

6.5       The Company, on behalf of the Fund and the Acquiring Fund, has received an opinion of Proskauer Rose LLP substantially to the effect that based on the facts, assumptions and conditions stated herein and conditioned on consummation of the Reorganization in accordance with this Plan, for federal income tax purposes:

(a) The transfer of all of the Fund's Assets to the Acquiring Fund in exchange solely for the Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities, followed by the distribution by the Fund of those Acquiring Fund Shares pro rata to Fund Shareholders in complete liquidation of the Fund, will qualify as a "reorganization" within the meaning of Section 368(a) of the Code and each of the Fund and the Acquiring Fund will be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (b) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Fund's Assets in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities pursuant to the

Reorganization; (c) no gain or loss will be recognized by the Fund upon the transfer of the Fund's Assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities or upon the distribution of those Acquiring Fund Shares to Fund Shareholders in exchange (whether actual or constructive) for their shares of the Fund in liquidation of the Fund pursuant to the Reorganization; (d) no gain or loss will be recognized by Fund Shareholders upon the exchange of their Fund shares for the Acquiring Fund Shares pursuant to the Reorganization; (e) the aggregate tax basis for the Acquiring Fund Shares received by each Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Fund shares held by such Fund Shareholder immediately prior to the Reorganization, and the holding period of those Acquiring Fund Shares received by each Fund Shareholder will include the period during which the Fund shares exchanged therefor were held by such Fund Shareholder (provided the Fund shares were held as capital assets on the date of the Reorganization); and (f) the tax basis of each Fund Asset acquired by the Acquiring Fund will be the same as the tax basis of such Asset to the Fund immediately prior to the Reorganization, and the holding period of each Asset of the Fund in the hands of the Acquiring Fund will include the period during which that Asset was held by the Fund (except where the Acquiring Fund's investment activities have the effect of reducing or eliminating a Fund Asset's holding period).

In rendering its opinion, counsel may rely as to factual matters, exclusively and without independent verification, and in separate letters addressed to counsel and the certificates delivered pursuant to this Plan.

No opinion will be expressed as to the effect of the Reorganization on (i) the Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting, and (ii) any Fund Shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting.

7.	TERMINATION AND AMENDMENT OF PLAN; EXPENSES.

7.1       This Plan and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board at any time prior to the Closing Date if circumstances develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

7.2       If this Plan is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 7, this Plan shall become void and have no effect, without any liability on the part of the Fund, the Acquiring Fund, the Directors or officers of the Company or the shareholders of the Fund or the Acquiring Fund, as the case may be, in respect of this Plan.

7.3       The Board may amend, modify or supplement this Plan in any manner at any time prior to the Closing Date.

7.4       BNYM Investment Adviser has informed the Company's Board that all expenses directly incurred in connection with the Reorganization will be borne by BNYM Investment Adviser and/or its affiliates.

8.	WAIVER.

At any time prior to the Closing Date, any of the foregoing conditions may be waived by the Company's Board if, in its judgment, such waiver will not have a material adverse effect on the benefits intended under this Plan to the shareholders of the Fund or of the Acquiring Fund, as the case may be.

9.	MISCELLANEOUS.

9.1       This Plan shall be governed and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws; provided, however, that the due authorization and delivery of this Plan by the Company, on behalf of the Fund and the Acquiring Fund, shall be governed and construed in accordance with the internal laws of the State of Maryland, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

9.2       This Plan shall bind and inure to the benefit of the Company and its successors and assigns. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the Company and its successors and assigns, any rights or remedies under or by reason of this Plan.

STATEMENT OF ADDITIONAL INFORMATION

June 24, 2020

Acquisition of the Assets of

BNY MELLON LARGE CAP GROWTH FUND

(A Series of BNY Mellon Investment Funds V, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York  11556-0144

By and in Exchange for

Class A, Class C, Class I and Class Y Shares of

BNY MELLON LARGE CAP EQUITY FUND

(A Series of BNY Mellon Investment Funds V, Inc.)

144 Glenn Curtiss Boulevard

Uniondale, New York  11556-0144

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated June 24, 2020 relating specifically to the transfer of all of the assets and liabilities of BNY Mellon Large Cap Growth Fund (the "Fund"), a series of BNY Mellon Investment Funds V, Inc. (the "Company"), in exchange solely for Class A, Class C, Class I and Class Y shares of BNY Mellon Large Cap Equity Fund (the "Acquiring Fund"), a series of the Company. The transfer is to occur pursuant to a Plan of Reorganization. This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Company's combined Statement of Additional Information dated May 1, 2020 (the "Combined SAI").

2.	The Annual Reports for the Fund and the Acquiring Fund each for the fiscal year ended December 31, 2019.

3.	Pro forma financial information for the combined Fund and Acquiring Fund as of March 31, 2020.

DOCUMENTS INCORPORATED BY REFERENCE

The Combined SAI is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on April 30, 2020 (File No. 33-44254). The financial statements of the Acquiring Fund (File No. 811-06490) are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020. The financial statements of the Fund (File No. 811-06490) are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2019, filed on March 2, 2020.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on May 12, 2020, the Board of Directors of BNY Mellon Investment Funds V, Inc. (the "Company"), on behalf of BNY Mellon Large Cap Equity Fund (the "Acquiring Fund") and BNY Mellon Large Cap Growth Fund (the "Fund"), approved a Plan of Reorganization pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange for a number of Class A, Class C, Class I and Class Y shares of the Acquiring Fund equal in value to the assets less liabilities of the Fund (the "Exchange"). The Acquiring Fund's Class A, Class C, Class I and Class Y shares will then be distributed to the Fund's shareholders on a pro rata basis in liquidation of the Fund, after which the Fund will cease operations and will be terminated as a series of the Company. Shareholders of the Fund will receive Class A, Class C, Class I and Class Y shares of the Acquiring Fund in the Exchange.

The Exchange will be accounted for as a tax-free merger of investment companies. The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund as of March 31, 2020 and is intended to present certain data as if the merger had been consummated on April 1, 2020. The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the Acquiring Fund for prior periods will not be restated. Following the Exchange, the Acquiring Fund will be the accounting survivor. The fiscal year end is December 31 for the Acquiring Fund and the Fund. No significant accounting policies, including investment valuation policies, will change as a result of the Exchange.

The pro forma financial information should be read in conjunction with the financial statements of the Fund and the Acquiring Fund included in the annual report of each fund, dated December 31, 2019, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information form a part. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates. The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Exchange occurred on April 1, 2020.

BNY Mellon Investment Adviser, Inc. ("BNYM Investment Adviser") is the investment adviser to the Acquiring Fund and the Fund. Under its management agreement with BNYM Investment Adviser, each fund has agreed to pay BNYM Investment Adviser a management fee at the annual rate of 0.70% of the value of the respective fund's average daily net assets. As to the Fund and the Acquiring Fund, BNYM Investment Adviser has contractually agreed, until May 1, 2021 and July 1, 2021, respectively, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 0.90%.

BNYM Investment Adviser and/or its affiliates, not the Fund or the Acquiring Fund, will pay the expenses directly relating to the reorganization.

As of March 31, 2020, the net assets of: (i) the Fund were $59,972,848 and (ii) the Acquiring Fund were $511,738,678. The net assets of the combined fund as of March 31, 2020 would have been $571,711,526.

On a pro forma basis for the 12 months ended March 31, 2020, the proposed Exchange would result in the following approximate decrease to expenses charged:

Expense Category	Increase (decrease) in expense in dollars	Increase (decrease) in expense in basis points*
Management Fees	$0	0%
Custodian fees[1]	(7,300)	(.00)%
Transfer Agent fees	(1,300)	(.00)%
Professional fees[1]	(82,880)	(.02)%
Prospectus and shareholder reports[1]	(8,956)	(.00)%
Miscellaneous fees[1]	(14,029)	(.00)%
Directors fees	(4,235)	(.00)%
Registration fees	(59,471)	(.01)%

Net increase (decrease) to expenses	$(178,171)	(.03)%

(*)	Based on pro forma combined net assets.
(1)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Exchange.

The Fund and the Acquiring Fund have each qualified as a "regulated investment company" under the Internal Revenue Code. After the Exchange, the Acquiring Fund intends to continue to qualify as a regulated investment company if such qualification is in the best interests of its shareholders, by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

The tax cost of investments will remain unchanged for the combined entity. Management currently estimates that portfolio securities representing approximately 35% of the Fund's net assets (approximately $23 million of the Fund's net assets) will be sold by the Fund before consummation of the Exchange, subject to any restrictions imposed by the Internal Revenue Code, in order to align the Fund's portfolio with the Acquiring Fund's portfolio (generally, stocks in the technology, healthcare and industrials sectors). Based on that assumption, management estimates that brokerage commissions and other transaction costs associated with such portfolio sales will be approximately $8,500. The tax impact of the sale of such portfolio securities will depend on the difference between the price at which such securities are sold and the Fund's tax basis in such securities. Based on the above assumptions, management currently estimates that the Fund would recognize approximately $3,918,000 in capital gains (approximately $1.16 per share) as a result of the sale of such portfolio securities before consummation of the Exchange.

The Exchange will not be a taxable event for federal income tax purposes. Shareholders will not recognize any capital gain or loss as a direct result of the Exchange. A shareholder's tax basis in Fund shares will carry over to the shareholder's Acquiring Fund shares, and the holding period for such Acquiring Fund shares will include the holding period for the shareholder's Fund shares. As a condition to the closing of the Exchange, the Fund and the Acquiring Fund will receive an opinion of counsel to the effect that, for federal income tax purposes, the Exchange will qualify as a tax-free reorganization and, thus, no gain or loss will be recognized by the Fund, the Fund's shareholders, or the Acquiring Fund as a direct result of the Exchange. The Fund will distribute any undistributed net investment income and net realized capital gains (after reduction for any capital loss carryforwards) prior to the Exchange, which distribution will be taxable to shareholders. Certain tax attributes of the Fund will carry over to the Acquiring Fund, including the ability of the Acquiring Fund to utilize the Fund's capital loss carryforwards, if any. As of December 31, 2019, the Fund's fiscal year end, and as of March 31, 2020, the Fund had no capital loss carryforward and was in a capital gain position. As a result, the Fund would not lose any capital loss carryforwards as a result of the Reorganization.

BNY Mellon INVESTMENT FUNDS V, inc.
PART C
OTHER INFORMATION

Item 15	Indemnification.
The response to this item is incorporated by reference to Item 30 of Part C of Post-Effective Amendment No. 116 to the Registrant's Registration Statement on Form N-1A, filed on April 29, 2020 ("Post-Effective Amendment No. 116").

Item 16	Exhibits.
(1)(a)	Registrant's Articles of Incorporation, dated November 20, 1991, are incorporated by reference to Exhibit (1) of Post-Effective Amendment No. 6 to the Registration Statement on Form N-1A, filed on December 28, 1994.

(1)(b)	Articles of Amendment, effective February 27, 1995, (registrant name change – Dreyfus Global Investing, Inc. to Premier Global Investing, Inc.) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 114 to the Registration Statement on Form N-1A, filed on February 27, 2020 ("Post-Effective Amendment No. 114").

(1)(c)	Articles of Amendment, dated July 7, 1995, (redesignating generic shares as Class A shares) are incorporated by reference to Exhibit (1)(a) of Post-Effective Amendment No. 7 to the Registration Statement on Form N-1A, filed on August 25, 1995.

(1)(d)	Articles of Amendment, dated March 3, 1997, (registrant name change – Premier Global Investing, Inc. to Dreyfus Premier Global Investing, Inc.) are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No 114.

(1)(e)	Articles of Amendment, dated July 31, 1997, (registrant name change – Dreyfus Premier Global Investing, Inc. to Dreyfus Premier International Growth Fund, Inc.) are incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No 114.

(1)(f)	Articles of Amendment, dated January 14, 1998, (registrant name change – Dreyfus Premier International Growth Fund, Inc. to Dreyfus Premier International Funds, Inc.) are incorporated by reference to Exhibit (1)(c) of Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on May 5, 1998.

(1)(g)	Articles of Amendment, dated March 21, 2008, (registrant name change – Dreyfus Premier International Funds, Inc. to Dreyfus Premier Investment Funds, Inc.) are incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A, filed on March 27, 2008 ("Post-Effective Amendment No. 46").

(1)(h)	Articles of Amendment, dated December 2, 2008, (name changes for underlying funds) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 112 to the Registration Statement on Form N-1A, filed on April 29, 2019.

(1)(i)	Articles Supplementary, dated March 21, 2008, (issuing shares) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 46.

(1)(j)	Articles Supplementary, dated March 21, 2008, (issuing shares) are incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 46.

(1)(k)	Articles Supplementary, dated July 14, 2009, (classifying and reclassifying shares) are incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 53 to the Registration Statement on Form N-1A, filed July 14, 2009.

(1)(l)	Articles Supplementary, dated September 29, 2010, (classifying and reclassifying shares) are incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 60 to the Registration Statement on Form N-1A, filed February 11, 2011.

(1)(m)	Articles Supplementary, dated June 24, 2013, (classifying and reclassifying shares) is incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 75 to the Registration Statement on Form N-1A, filed June 26, 2013.

(1)(n)	Articles Supplementary, dated September 30, 2013, (classifying and reclassifying shares) are incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 82 to the Registration Statement on Form N-1A, filed November 25, 2014.

(1)(o)	Articles Supplementary, dated September 25, 2015, (classifying and reclassifying shares) are incorporated by reference to Exhibit (a)(14) of Post-Effective Amendment No 114.

(1)(p)	Articles Supplementary, dated May 31, 2016, (classifying and reclassifying shares) are incorporated by reference to Exhibit (a)(15) of Post-Effective Amendment No 114.

(1)(q)	Articles Supplementary, dated March 15, 2017, (issuing Class T shares) are incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 99 to the Registration Statement on Form N-1A, filed March 28, 2017.

(1)(r)	Articles of Amendment, dated June 3, 2019, (registrant name change – Dreyfus Premier Investment Funds, Inc. to BNY Mellon Investment Funds V, Inc.) are incorporated by reference to Exhibit (a)(17) of Post-Effective Amendment No 114.

(1)(s)	Articles Supplementary, effective December 31, 2019, (removing Class T shares) are incorporated by reference to Exhibit (a)(18) of Post-Effective Amendment No 114.

(2)	Registrant's Amended and Restated By-Laws, dated July 1, 2011, are incorporated by reference to Exhibit (b) of Post-Effective Amendment No. 67 to the Registration Statement, filed February 28, 2012.

(3)	Not Applicable.

(4)	Plan of Reorganization.*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Management Agreement between the Registrant and BNY Mellon Investment Adviser, Inc., dated August 24, 1994, amended as of June 3, 2019, is incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No 114.

(6)(b)	Sub-Investment Advisory Agreement between BNY Mellon Investment Adviser, Inc. and CenterSquare Investment Management LLC, with respect to BNY Mellon Global Real Estate Securities Fund, dated January 2, 2018, amended as of June 3, 2019, is incorporated by reference to Exhibit (d)(2) of Post-Effective Amendment No 114.

(6)(c)	Expense Limitation Agreement with respect to BNY Mellon Large Cap Equity Fund is incorporated by reference to exhibit (d)(3) of Post-Effective Amendment No. 116.

(6)(d)	Expense Limitation Agreement with respect to BNY Mellon Large Cap Growth Fund is incorporated by reference to exhibit (d)(4) of Post-Effective Amendment No. 116.

(7)(a)	Amended and Restated Distribution Agreement between the Registrant and BNY Mellon Securities Corporation, dated June 3, 2019, is incorporated by reference to Exhibit (e)(1) of Post-Effective Amendment No 114.

(7)(b)	Form of Broker-Dealer Selling Agreement is incorporated by reference to Exhibit (e)(2) of Post-Effective Amendment No 114.

(7)(c)	Form of Bank Selling Agreement is incorporated by reference to Exhibit (e)(3) of Post-Effective Amendment No 114.

(7)(d)	Form of Service Agreement is incorporated by reference to Exhibit (e)(4) of Post-Effective Amendment No. 95 to the Registration Statement on Form N-1A, filed on April 28, 2016.

(7)(e)	Shareholder Services Plan, dated November 9, 1992, as revised June 3, 2019, is incorporated by reference to Exhibit (h)(1) of Post-Effective Amendment No. 114.

(8)	Not Applicable.

(9)(a)	Custody Agreement between the Registrant and The Bank of New York Mellon, dated January 1, 2011, is incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 64 to the Registration Statement on Form N-1A, filed on April 26, 2011.

(9)(b)	Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated October 1, 2013, is incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 77 to the Registration Statement on Form N-1A, filed on February 28, 2014.

(9)(c)	Second Amendment to Custody Agreement between the Registrant and The Bank of New York Mellon, dated December 22, 2016, is incorporated by reference to Exhibit (g)(3) of Post-Effective Amendment No. 97 to the Registration Statement on Form N-1A, filed on February 28, 2017.

(10)(a)	Rule 12b-1 Distribution Plan, dated May 31, 1994, as revised June 3, 2019, is incorporated by reference to Exhibit (m)(1) of Post-Effective Amendment No 114.

(10)(b)	Rule 18f-3 Plan, as amended December 31, 2019, is incorporated by reference to Exhibit (n)(1) of Post-Effective Amendment No 114.

(11)	Opinion and Consent of Registrant's counsel is incorporated by reference to Exhibit 11 of Pre-Effective No. 1 to the Registrant's Registration Statement on Form N-14, filed on June 22, 2020 ("Pre-Effective Amendment No. 1").

(12)(a)	Form of Opinion and Consent of counsel regarding tax matters.*

(12)(b)	Opinion and Consent of counsel regarding tax matters.**

(13)	Not applicable.

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant.*

(15)	Not Applicable.

(16)	Power of Attorney is incorporated by reference to Exhibit 16 of Pre-Effective No. 1.

*       Filed herein or herewith.

**       To be filed by post-effective amendment

Item 17.	Undertakings.

(1)	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) under the Securities Act of 1933, as amended (the "Securities Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by post-effective amendment the final opinion of counsel regarding tax matters within a reasonable period of time after receiving such opinion.

(4)	Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

SIGNATURES

As required by the Securities Act of 1933, this Amendment to the Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 24th day of June, 2020.

BNY MELLON INVESTMENT FUNDS V, INC.

By:	/s/ Renee LaRoche-Morris*
Renee LaRoche-Morris, President

Pursuant to the requirements of the Securities Act of 1933, the following persons in the capacities and on the date indicated have signed this Amendment to the Registration Statement.

Signatures	Title	Date

/s/ Renee LaRoche-Morris*	President (Principal Executive Officer)	June 24, 2020
Renee LaRoche-Morris

/s/ James Windels*	Treasurer (Principal Financial	June 24, 2020
James Windels	and Accounting Officer)

/s/ Joseph S. DiMartino*	Chairman of the Board	June 24, 2020
Joseph S. DiMartino

/s/ Peggy C. Davis*	Board Member	June 24, 2020
Peggy C. Davis

/s/ Gina D. France*	Board Member	June 24, 2020
Gina D. France

/s/ Joan L. Gulley*	Board Member	June 24, 2020
Joan L. Gulley

/s/ Ehud Houminer*	Board Member	June 24, 2020
Ehud Houminer

/s/ Robin A. Melvin*	Board Member	June 24, 2020
Robin A. Melvin

*By:	/s/ Jeff S. Prusnofsky
Attorney-in-fact, Jeff S. Prusnofsky

Exhibit Index

(12)(a)	Form of Opinion and Consent of counsel regarding tax matters.
(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant.